UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 19, 2010

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 2.02.	Results of Operations and Financial Condition

On October 19, 2010, TrustCo Bank Corp NY (“TrustCo”) issued a press release with third quarter and year to date results for the period ending September 30, 2010. Attached is a copy of the press release labeled as Exhibit 99(a).

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

	Reg S-K Exhibit No.	Description

	99(a)	Press release dated October 19, 2010, for the period ending September 30, 2010, regarding third quarter and year to date results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2010
TrustCo Bank Corp NY (Registrant)

By:	/s/ Robert T. Cushing
Name Robert T. Cushing
Title Executive Vice President and Chief Financial Officer

Exhibits Index

Reg S-K Exhibit No.	Description	Page
99(a)	Press release dated October 19, 2010, for the period ending September 30, 2010, regarding third quarter and year to date results.	5 - 12